Exhibit 10.1

SECURITIES EXCHANGE AGREEMENT

This SECURITIES EXCHANGE AGREEMENT (this “Agreement”) is dated as of the 14th day of March, 2019, by and among Uranium Energy Corp., a Nevada corporation (the “Company”), Pacific Road Resources Reno Creek Cayco 1 Ltd., a Cayman Islands corporation (“Pacific Road Cayco 1”), Pacific Road Resources Reno Creek Cayco 2 Ltd., a Cayman Islands corporation (“Pacific Road Cayco 2”), Pacific Road Resources Reno Creek Cayco 3 Ltd., a Cayman Islands corporation (“Pacific Road Cayco 3”), Pacific Road Resources Reno Creek Cayco 4 Ltd., a Cayman Islands corporation (“Pacific Road Cayco 4”) and Reno Creek Unit Trust, a trust formed under the laws of Australia (“RCUT”, and together with Pacific Road Cayco 1, Pacific Road Cayco 2, Pacific Road Cayco 3 and Pacific Road Cayco 4, the “Pacific Road Parties”). The Company and the Pacific Road Parties are sometimes referred to herein as the “Parties”.

WHEREAS, the Pacific Road Parties are the registered holders of certain outstanding common stock purchase warrants (the “Warrants”) of the Company more particularly described in Exhibit A annexed hereto and made a part hereof;

WHEREAS, the Pacific Road Parties desire to exchange their respective Warrants for fully-paid and non-assessable shares of common stock (the “Common Stock”) of the Company pursuant to the terms and subject to the conditions contained in this Agreement; and

WHEREAS, the Board of Directors of each of the Parties has determined that it will be beneficial for their respective entities and their respective stockholders to enter into the transactions contemplated by this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto hereby agree as follows:

ARTICLE 1
SECURITES EXCHANGE

1.1          Exchange Securities.  The Company shall issue to each Pacific Road Party that number of shares of Common Stock as is set forth opposite the name of such Pacific Road Party on Exhibit B annexed hereto and made a part hereof (collectively, the “Exchange Securities”), at a deemed issue price of US$1.35 per share, against surrender of the original certificate(s) representing such Pacific Road Party’s Warrants to the Company for immediate cancellation.

1.2          Closing. Subject to the approval of the NYSE American stock exchange, on which the Exchange Securities are intended to be listed, the closing of the securities exchange transaction contemplated by this Agreement (the “Closing”) will be completed at the offices of the Company’s counsel, McMillan LLP, Lawyers - Patent & Trade Mark Agents, located at 1500 Royal Centre, 1055 West Georgia Street, Vancouver, British Columbia, Canada, V6E 4N7 (the “Company’s Counsel”), at 1:00 p.m. (Vancouver, British Columbia, time) on the later of March 15, 2019 and the business day following receipt of NYSE American approval (the “Closing Date”). Under no circumstances shall the Company’s Counsel be considered to be giving legal or other advice or services to any such Pacific Road Party and no communication between a Pacific Road Party and the Company’s Counsel shall be considered advice (at the most only administrative assistance on behalf of the Company), and each Pacific Road Party shall rely solely and exclusively on the Pacific Road Party’s own judgement and the advice of the Pacific Road Party’s own counsel. For the purposes of this section 1.2, “business day” means any day other than a Saturday or a Sunday, or a day on which commercial banks are authorized or required by law to be closed in New York City.

1.3          Delivery of Certificates Representing Exchange Securities. Upon Closing, the Company shall direct Transfer Online Inc., in its capacity as the Company’s registrar and transfer agent for Common Stock, to deliver or cause to be delivered to the Pacific Road Parties certificates representing their respective Exchange Securities in accordance with the registration and delivery instructions included on the signature pages of this Agreement. For avoidance of doubt, all Exchange Securities shall be issued as of the Closing Date.

1.4          Share Purchase Agreement. The Parties agree that section 2.3 of the share purchase agreement dated May 9, 2017 between the Company, Pacific Road Capital A Pty Ltd., as trustee for Pacific Road Resources Fund A, Pacific Road Capital B Pty Ltd., as trustee for Pacific Road Resources Fund B, and Pacific Road Holdings S.a.r.l., as amended and assigned to the Pacific Road Parties, relating to certain voting and resale conditions, is hereby terminated and of no further force or effect.

ARTICLE 2
SECURITIES LAW MATTERS

2.1          United States Securities Law Matters. Each Pacific Road Party acknowledges and agrees that:

(a)          The Exchange Securities have not been registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or under the securities laws of any state of the United States;

(b)          The offer and sale of the Exchange Securities to the Pacific Road Parties (the “Offering”) is being made by the Company in reliance on the exemption from registration provided by section 3(a)(9) of the U.S. Securities Act; and

(c)          Due to the Warrants having been held for more than one year, the Pacific Road Party not being an “affiliate” of the Company, and the receipt of a legal opinion from special U.S. counsel to the Pacific Road Parties that the U.S. restrictive legend on the Warrants may be removed from the certificates representing the Warrants, the Warrants are no longer “restricted securities” as such term is defined in Rule 144(a)(3) under the U.S. Securities Act, and the Exchange Securities to be issued to the Pacific Road Party hereunder in accordance with section 3(a)(9) of the U.S. Securities Act will also not be “restricted securities” or be required to bear any U.S. restrictive legend.

2.2          Canadian Securities Law Matters. Each Pacific Road Party acknowledges and agrees that:

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(a)          No prospectus has been filed by the Company with any of the securities commissions or other regulatory authorities in Canada in connection with the Offering, and the Offering is being made in reliance on certain exemptions from the prospectus and registration requirements of applicable Canadian securities legislation;

(b)          The Pacific Road Party is restricted from using most of the civil remedies available under the applicable Canadian securities laws, and certain protections, rights and remedies provided by the applicable Canadian securities laws, including statutory rights of rescission or damages, will not be available to the Pacific Road Party;

(c)          The Pacific Road Party may not receive information that would otherwise be required to be provided to it under the applicable Canadian securities laws;

(d)          The Company is relieved from certain obligations that would otherwise apply under the applicable Canadian securities laws; and

(e)          The Exchange Securities will be subject to restrictions on resale under National Instrument 45-102 – Resale of Securities, for a period of four months and one day following their date of issuance (the “Canadian Hold Period”), and the certificates representing the Exchange Securities, as well as all certificates issued in exchange for or in substitution for such certificate(s), until such time as is no longer required under the applicable Canadian securities laws, will bear, on the face of such certificate, the following legend:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [FOUR MONTHS AND ONE DAY FROM THE DATE OF ISSUANCE].”

2.3          General. Each Pacific Road Party additionally acknowledges and agrees that:

(a)          The Pacific Road Party's investment in the Company is speculative and involves a high degree of risk;

(b)          No securities commission or similar regulatory authority has reviewed or passed on the merits of the Exchange Securities;

(c)          There is no government or other insurance covering the Exchange Securities;

(d)          There are risks associated with the acquisition of the Exchange Securities;

(e)          No person has made to the Pacific Road Party any written or oral representations that any person will resell or repurchase any of the Exchange Securities;

(f)           The Pacific Road Party will not receive, nor has it requested nor does it require, an offering memorandum or other disclosure document in making its investment decision to accept Exchange Securities in exchange for its Warrants;

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(g)          The Pacific Road Party has had an opportunity to review and consider the information which has been publicly filed with and/or furnished by the Company to (i) Canadian Securities Administrators (the “CSA”) under National Instrument 51-102 - Continuous Disclosure Obligations, and available on the System for Electronic Document Analysis and Retrieval maintained by the CSA, and/or (ii) the United States Securities and Exchange Commission (the “SEC”) pursuant to section 13(a) of the United States Securities Exchange Act of 1934, as amended, and available on the Electronic Data Gathering, Analysis and Retrieval system maintained by the SEC (collectively, the “Public Record”); and

(h)          Each Pacific Road Party acknowledges and agrees that:

(i)           the shares of Common Stock (the “Warrant Shares”) issuable upon exercise of the Warrants have been registered for resale on Form S-3 under the U.S. Securities Act (SEC File No. 333-220404)(the “Existing Registration Statement”); and

(ii)          as soon as practicable following the execution and delivery of this Agreement by the Parties, the Company shall file a post-effective amendment to the Existing Registration Statement to deregister the Warrant Shares.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

As a material inducement to the Pacific Road Parties to enter into this Agreement and to consummate the transactions contemplated hereby, the Company each hereby makes to each such Pacific Road Party the following representations and warranties:

3.1           Authority. This Agreement constitutes the valid and binding obligation of each of the Company enforceable against it in accordance with its terms except as may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws from time to time in effect affecting creditor’s rights generally or by principles governing the availability of equitable remedies.

3.2           No Conflicts. The execution, delivery and performance by the Company of this Agreement does not and will not, with or without the giving of notice or the lapse of time or both, (a) constitute a violation of, or conflict with or result in any breach of, acceleration of any obligation under, right of termination under, or default under, any material agreement, contract, instrument, mortgage, lien, lease, permit, authorization, order, writ, judgment, injunction, decree, determination or arbitration award to which the Company are a party or by which the Company or their respective properties are bound or affected, (b) violate any judgment, decree, order, statute, law, rule or regulation applicable to the Company, or (c) require the Company to obtain any approval, consent or waiver of, or to make any filing with, any person or entity (governmental or otherwise) that has not been obtained or made.

3.3           Reservation of Capital Stock. The Company has available out of its authorized but unissued shares of Common Stock such number of shares of Common Stock as are necessary to satisfy the aggregate number of Exchange Securities issuable to the Pacific Road Parties upon exchange of the Warrants.

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ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF THE PACIFIC ROAD PARTIES

As a material inducement to the Company to enter into this Agreement and to consummate the transactions contemplated hereby, each Pacific Road Party, for itself, severally represents and warrants to the Company as follows:

4.1           Authority. The Pacific Road Party has full right, authority, power and capacity to enter into this Agreement and to carry out the transactions contemplated hereby. This Agreement constitutes the valid and binding obligation of such Pacific Road Party enforceable against such Pacific Road Party in accordance with its terms except as may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws from time to time in effect affecting creditor’s rights generally or by principles governing the availability of equitable remedies.

4.2           Canadian Accredited Investor Status. The Pacific Road Party: (a) is an “accredited investor” (as such term is defined in National Instrument 45 106 – Prospectus Exemptions, and reproduced in Appendix A to Exhibit C of this Agreement) and/or the Securities Act (Ontario); (b) the Pacific Road Party was not created or used solely to purchase or hold securities as an accredited investor, (c) the Pacific Road Party has concurrently executed and delivered a Representation Letter in the form attached as Exhibit C to this Agreement (and has initialed Appendix A thereto indicating that the Pacific Road Party satisfies one of the categories of “accredited investor” set out in such Appendix).

4.3           Pacific Road Parties Domiciled Outside the United States and Canada. Each Pacific Road Party that is domiciled in or otherwise subject to the securities laws of a jurisdiction other than the United States or Canada has concurrently executed and delivered a Certificate of Foreign Investor in the form attached as Exhibit D to this Agreement.

4.4           No Liens or Encumbrances. The Pacific Road Party is the legal and beneficial owner of the Warrants set forth opposite its name in Exhibit A annexed hereto, free and clear of all liens and encumbrances.

4.5           No Conflicts. The execution, delivery and performance by such Pacific Road Party of this Agreement does not and will not, with or without the giving of notice or the lapse of time or both, (a) constitute a violation of, or conflict with or result in any breach of, acceleration of any obligation under, right of termination under, or default under, any agreement, contract, instrument, mortgage, lien, lease, permit, authorization, order, writ, judgment, injunction, decree, determination or arbitration award to which such Pacific Road Party is a party or by which such Pacific Road Party or such Pacific Road Party ‘s property is bound or affected, (b) violate any judgment, decree, order, statute, law, rule or regulation applicable to such Pacific Road Party, or (c) require such Pacific Road Party to obtain any approval, consent or waiver of, or to make any filing with, any person or entity (governmental or otherwise) that has not been obtained or made.

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4.6           Access to Information. Each Pacific Road Party represents that (a) such Pacific Road Party has received and read all information such Pacific Road Party has deemed necessary or appropriate for purposes of considering such Pacific Road Party decision to enter into this Agreement, including, but not limited to the Public Record; (b) such Pacific Road Party has had the opportunity to discuss each of the Company’ business, operations, financial condition and prospects with the Company’s management, and to ask questions and receive answers from the Company regarding the terms and conditions of the transactions contemplated herein; and (c) such Pacific Road Party’s decision to enter into this Agreement is made in reliance solely upon such Pacific Road Party’s own judgement together with the advice of those advisors retained by such Pacific Road Party, if any, and has been made without any reliance on any recommendation or endorsement of the Company or any third party with respect thereto, including without limitation any advice or representation relating to tax matters.

4.7           Investment Intent. Each Pacific Road Party represents that it is acquiring the Exchange Securities for investment purposes only, and not with a view for distribution other than in accordance with applicable law.

4.8           Non-Affiliate Status. Each Pacific Road Party is not an “affiliate” of the Company as such term is defined in Rule 144(a)(1) under the U.S. Securities Act and has not been an affiliate of the Company at any time during the preceding 90 day period.

4.9           Holding of Warrants. Each Pacific Road Party has held the Warrants for more than one year from the date of original issuance of such Warrants and the full purchase price for the Warrants was paid at least one year prior to the date of this Agreement.

ARTICLE 5
NOTICES

All demands, notices, requests, consents and other communications required or permitted under this Agreement shall be in writing and shall be personally delivered or sent by facsimile machine (with a confirmation copy sent by one of the other methods authorized in this Section), or by commercial overnight delivery service (including FedEx but excluding the U.S. Postal Service), as set forth below:

If to the Company, addressed to:

Uranium Energy Corp.

500 North Shoreline Boulevard, Suite 800N

Corpus Christi, Texas 78401
USA

Attention: Amir Adnani, President and CEO

Facsimile No.: (361) 888-5041

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with a copy, which shall not constitute notice, to:

McMillan LLP

1055 West Georgia Street

Suite 1500

PO Box 11117

Vancouver, British Columbia

Canada V6E 4N7

Attention: Tom Deutsch, Partner

Facsimile No.: 604-893-2679

If to a Pacific Road Party, to the address and/or facsimile number of such Pacific Road Party as set forth in Exhibit A annexed hereto.

Notices shall be deemed given upon the earliest to occur of (i) receipt by the party to whom such notice is directed, if hand delivered; (ii) if sent by facsimile machine, on the day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) such notice is sent if sent (as evidenced by the facsimile confirmed receipt) prior to 5:00 p.m. Pacific Time and, if sent after 5:00 p.m. Pacific Time, on the day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) after which such notice is sent; or (iii) on the first business day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) following the day the same is deposited with the commercial carrier if sent by commercial overnight delivery service. Each party, by notice duly given in accordance therewith, may specify a different address for the giving of any notice hereunder.

ARTICLE 6
MISCELLANEOUS

6.1           Privacy Law Matters. Exhibit E annexed hereto is incorporated into and made part of this Agreement.

6.2           Entire Agreement. This Agreement and any exhibits attached hereto or thereto contain the complete agreement among the Parties with respect to the transactions contemplated hereby and supersede all prior agreements and understandings among the Parties with respect to such transactions.

6.3           Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute only one original. The Parties shall be entitled to rely upon delivery of an executed facsimile or similar executed electronic copy of this Agreement, and such facsimile or similar executed electronic copy shall be legally effective to create a valid and binding agreement among the Parties.

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6.4           Successors and Assigns. This Agreement and the rights, interest, and obligations hereunder shall be binding upon and shall inure to the benefit of the Parties hereto and their respective successors and assigns, including but not limited to successors and assigns by merger, purchase, liquidation or other acquisition or disposition.

6.5           Governing Law. This Agreement shall be governed, construed and enforced in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein, therein and the Parties irrevocably attorn to the jurisdiction of the courts of British Columbia.

6.6           Waiver and Other Action. This Agreement may be amended, modified or supplemented only by a written instrument executed by all Parties hereto.

6.7           Severability. The Parties hereto intend all provisions of this Agreement to be enforced to the fullest extent permitted by law. Accordingly, should a court of competent jurisdiction determine that the scope of any provision is too broad to be enforced as written, the parties intend that the court should reform the provision to such narrower scope as it determines to be enforceable. If, however, any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future law, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision were never a part hereof; and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance, except to the extent such remaining provisions constitute obligations of another party to this Agreement corresponding to the unenforceable provision.

6.8           Survival. All covenants, representations and warranties made herein shall survive the execution and delivery of this Agreement.

6.9           Construction. The Parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction of this Agreement.

6.10         Expenses. Except as expressly otherwise provided for herein, the Parties hereto shall each pay their own expenses incurred in connection with this Agreement and the transactions contemplated hereby. In any action to enforce the terms of this Agreement, the successful party shall be entitled to recover its reasonable attorneys’ fees, costs and expenses from the party who refused or failed to perform this Agreement.

6.11         Further Assurances. At any time or from time to time after the date of this Agreement, the Parties hereto will take all appropriate action and execute and deliver, without limitation, any documents or instruments of transfer, conveyance, assignment and confirmation or provide any information which may be reasonably necessary to carry out any of the provisions of this Agreement.

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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first written above.

URANIUM ENERGY CORP.

By:	/s/ Amir Adnani
Amir Adnani
President and Chief Executive Officer

SIGNATURE PAGE TO SECURITIES EXCHANGE AGREEMENT

PACIFIC ROAD RESOURCES RENO CREEK CAYCO 1 LTD.

By:	/s/ Padraig Hoare	/s/ Inderjit Singh

(Signature)

	Padraig Hoare	Inderjit Singh

(Name – please print)

	Director	Director

(Title – please print)

REGISTRATION AND DELIVERY INSTRUCTIONS FOR EXCHANGE SECURITIES

Register the Exchange Securities as set forth below:	Deliver the Exchange Securities as set forth below:

Pacific Road Resources Reno Creek Cayco 1 Ltd.	Osler, Hoskin & Harcourt LLP
(Name)	(Name)

(Account reference, if applicable)	(Account reference, if applicable)

190 Elgin Avenue, George Town, Grand Cayman, KY1-9007, Cayman Islands	James R. Brown
(Address)	(Contact Name)
1 First Canadian Place,
100 King Street West, Suite 6200
Toronto, ON M5X 1B8
Canada
(Address)

	416.862.6647	jbrown@osler.com
	(Telephone Number)	(E-Mail Address)

COUNTERPART PACIFIC ROAD PARTY SIGNATURE PAGE

TO SECURITIES EXCHANGE AGREEMENT

PACIFIC ROAD RESOURCES RENO CREEK CAYCO 2 LTD.

By:	/s/ Padraig Hoare	/s/ Inderjit Singh

(Signature)

	Padraig Hoare	Inderjit Singh

(Name – please print)

	Director	Director

(Title – please print)

REGISTRATION AND DELIVERY INSTRUCTIONS FOR EXCHANGE SECURITIES

Register the Exchange Securities as set forth below:	Deliver the Exchange Securities as set forth below:

Pacific Road Resources Reno Creek Cayco 2 Ltd.	Osler, Hoskin & Harcourt LLP
(Name)	(Name)

(Account reference, if applicable)	(Account reference, if applicable)

190 Elgin Avenue, George Town, Grand Cayman, KY1-9007, Cayman Islands	James R. Brown
(Address)	(Contact Name)
1 First Canadian Place,
100 King Street West, Suite 6200
Toronto, ON M5X 1B8
Canada
(Address)

	416.862.6647	jbrown@osler.com
	(Telephone Number)	(E-Mail Address)

COUNTERPART PACIFIC ROAD PARTY SIGNATURE PAGE

TO SECURITIES EXCHANGE AGREEMENT

PACIFIC ROAD RESOURCES RENO CREEK CAYCO 3 LTD.

By:	/s/ Padraig Hoare	/s/ Inderjit Singh

(Signature)

	Padraig Hoare	Inderjit Singh

(Name – please print)

	Director	Director

(Title – please print)

REGISTRATION AND DELIVERY INSTRUCTIONS FOR EXCHANGE SECURITIES

Register the Exchange Securities as set forth below:	Deliver the Exchange Securities as set forth below:

Pacific Road Resources Reno Creek Cayco 3 Ltd.	Osler, Hoskin & Harcourt LLP
(Name)	(Name)

(Account reference, if applicable)	(Account reference, if applicable)

190 Elgin Avenue, George Town, Grand Cayman, KY1-9007, Cayman Islands	James R. Brown
(Address)	(Contact Name)
1 First Canadian Place,
100 King Street West, Suite 6200
Toronto, ON M5X 1B8
Canada
(Address)

	416.862.6647	jbrown@osler.com
	(Telephone Number)	(E-Mail Address)

COUNTERPART PACIFIC ROAD PARTY SIGNATURE PAGE

TO SECURITIES EXCHANGE AGREEMENT

PACIFIC ROAD RESOURCES RENO CREEK CAYCO 4 LTD.

By:	/s/ Padraig Hoare	/s/ Inderjit Singh

(Signature)

	Padraig Hoare	Inderjit Singh

(Name – please print)

	Director	Director

(Title – please print)

REGISTRATION AND DELIVERY INSTRUCTIONS FOR EXCHANGE SECURITIES

Register the Exchange Securities as set forth below:	Deliver the Exchange Securities as set forth below:

Pacific Road Resources Reno Creek Cayco 4 Ltd.	Osler, Hoskin & Harcourt LLP
(Name)	(Name)

(Account reference, if applicable)	(Account reference, if applicable)

190 Elgin Avenue, George Town, Grand Cayman, KY1-9007, Cayman Islands	James R. Brown
(Address)	(Contact Name)
1 First Canadian Place,
100 King Street West, Suite 6200
Toronto, ON M5X 1B8
Canada
(Address)

	416.862.6647	jbrown@osler.com
	(Telephone Number)	(E-Mail Address)

COUNTERPART PACIFIC ROAD PARTY SIGNATURE PAGE

TO SECURITIES EXCHANGE AGREEMENT

RENO CREEK UNIT TRUST

By:	/s/ Adrian Martin

(Signature)

Adrian Martin

(Name – please print)

Company Secretary

(Title – please print)

By:
(Signature)

(Name – please print)

(Title – please print)

REGISTRATION AND DELIVERY INSTRUCTIONS FOR EXCHANGE SECURITIES

Register the Exchange Securities as set forth below:	Deliver the Exchange Securities as set forth below:

Reno Creek Unit Trust	Osler, Hoskin & Harcourt LLP
(Name)	(Name)

(Account reference, if applicable)	(Account reference, if applicable)

Level 2, 88 George Street, Sydney, NSW, Australia	James R. Brown
(Address)	(Contact Name)
1 First Canadian Place,
100 King Street West, Suite 6200
Toronto, ON M5X 1B8
Canada
(Address)

	416.862.6647	jbrown@osler.com
	(Telephone Number)	(E-Mail Address)

COUNTERPART PACIFIC ROAD PARTY SIGNATURE PAGE

TO SECURITIES EXCHANGE AGREEMENT

EXHIBIT A

Name, Address and Facsimile Number of Pacific Road Party	Warrant Certificate Number	Number of Warrants
Pacific Road Resources Reno Creek Cayco 1 Ltd. 190 Elgin Avenue, George Town, Grand Cayman, KY1-9007, Cayman Islands Facsimile No.: +1 345 945 4757	2017-08-01	2,578,005
Pacific Road Resources Reno Creek Cayco 2 Ltd. 190 Elgin Avenue, George Town, Grand Cayman, KY1-9007, Cayman Islands Facsimile No.: +1 345 945 4757	2017-08-02	2,578,005
Pacific Road Resources Reno Creek Cayco 3 Ltd. 190 Elgin Avenue, George Town, Grand Cayman, KY1-9007, Cayman Islands Facsimile No.: +1 345 945 4757	2017-08-03	2,148,337
Pacific Road Resources Reno Creek Cayco 4 Ltd. 190 Elgin Avenue, George Town, Grand Cayman, KY1-9007, Cayman Islands Facsimile No.: +1 345 945 4757	2017-08-04	1,511,054
Reno Creek Unit Trust Level 2, 88 George Street, Sydney, NSW, Australia Facsimile No.: +612 9241 2255	2017-08-05	2,184,599

In each case, with a copy, which shall not constitute notice, to:

Osler, Hoskin & Harcourt LLP

1 First Canadian Place

100 King Street West, Suite 6200

Toronto, Ontario

M5X 1B8

Attention: James R. Brown, Partner

Facsimile No.: 416.862.6666

EXHIBIT B

Name of Pacific Road Party	Number of Exchange Securities (Shares of Common Stock)
Pacific Road Resources Reno Creek Cayco 1 Ltd.	175,773
Pacific Road Resources Reno Creek Cayco 2 Ltd.	175,773
Pacific Road Resources Reno Creek Cayco 3 Ltd.	146,478
Pacific Road Resources Reno Creek Cayco 4 Ltd.	103,026
Reno Creek Unit Trust	148,950

EXHIBIT C

REPRESENTATION LETTER

(ACCREDITED INVESTORS)

TO:	Uranium Energy Corp. (the “Corporation”)

Capitalized terms used herein but not otherwise defined shall have the meaning ascribed to them in the Securities Exchange Agreement to which this Exhibit is attached.

In connection with the acquisition of Exchange Securities by the undersigned (the “Pacific Road Party” for the purposes of this Exhibit C), the undersigned hereby represents, warrants and certifies to and covenants with the Corporation that:

1.	The Pacific Road Party is acquiring the Exchange Securities as principal for the Pacific Road Party's own account;

2.	The Pacific Road Party is an “accredited investor” within the meaning of National Instrument 45-106 – Prospectus Exemptions (“NI 45-106”) by virtue of satisfying the indicated criterion as set out in Appendix “A” to this Representation Letter;

3.	The Pacific Road Party was not created and is not used solely to purchase or hold securities as an accredited investor; and

4.	Upon execution of this Exhibit C by the undersigned, this Exhibit C (including Appendix “A”) will be incorporated into and form a part of the accompanying Securities Exchange Agreement.

Dated: _________________________, 2019.

Print name

Authorized Signature

Print name of Signatory

Title

IMPORTANT: PLEASE INDICATE THE APPLICABLE PARAGRAPH OF THE DEFINITION OF “ACCREDITED INVESTOR” ON THE ATTACHED APPENDIX “A”

APPENDIX “A” TO EXHIBIT C

CANADIAN ACCREDITED INVESTOR CERTIFICATE

NOTE: THE INVESTOR MUST INDICATE BESIDE THE APPLICABLE PORTION OF THE DEFINITION OF ACCREDITED INVESTOR SET OUT BELOW.

All monetary references set out in this Appendix “A” are stated in Canadian Dollars.

Accredited Investor - (defined in National Instrument 45-106 (“NI 45-106”) and Section 73.3(1) of the Securities Act (Ontario)) means:

(a)	_____	except in Ontario, a Canadian financial institution, or a Schedule III bank;

in Ontario, a financial institution described in paragraph 1, 2 or 3 of subsection 73.1(1) of the Securities Act (Ontario)

(b)	_____	except in Ontario, the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

in Ontario, the Business Development Bank of Canada;

(c)	_____	except in Ontario, a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

in Ontario, a subsidiary of any person or company referred to in clause (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary.

(d)	_____	except in Ontario, a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer;

in Ontario, a person or company registered under the securities legislation of a province or territory of Canada as an adviser or dealer, except as otherwise prescribed by the regulations;

(e)	_____	an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);

(e.1)	_____	an individual formerly registered under the securities legislation of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

(f)	_____	except in Ontario, the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly-owned entity of the Government of Canada or a jurisdiction of Canada;

in Ontario, the Government of Canada, the government of a province or territory of Canada, or any Crown corporation, agency or wholly owned entity of the Government of Canada or the government of a province or territory of Canada;

(g)	_____	except in Ontario, a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l'île de Montréal or an intermunicipal management board in Québec;

in Ontario, a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l'île de Montréal or an intermunicipal management board in Quebec;

(h)	_____	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

(i)	_____	except in Ontario, a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada), a pension commission or similar regulatory authority of a jurisdiction of Canada;

in Ontario, a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a province or territory of Canada;

(j)	_____	an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000(1);

(j.1)	_____	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5,000,000;

(k)	_____	an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

(Note: if individual accredited investors wish to purchase through wholly-owned holding companies or similar entities, such purchasing entities must qualify under section (t) below, which must be initialled.)

1 The following is an excerpt from the Companion Policy to National Instrument 45-106 which provides guidance as to the meaning of beneficial ownership of financial assets:

"Paragraphs (j) and (j.1) of the "accredited investor" definition refer to the beneficial ownership of financial assts. As a general matter, it should not be difficult to determine whether financial assets are beneficially owned by an individual, an individual's spouse, or both, in any particular instance. However, in the case where financial assets are held in a trust or in another type of investment vehicles for the benefit of an individual there may be questions as to whether the individual beneficially owns the financial assets. The following factors are indicative of beneficial ownership of financial assets:

(a)	physical or constructive possession of evidence of ownership of the financial asset;
(b)	entitlement to receipt of any income generated by the financial asset;
(c)	risk of loss of the value of the financial asset; and
(d)	the ability to dispose of the financial asset or otherwise deal with it as the individual sees fit.

For example, securities held in a self-directed RRSP, for the sole benefit of an individual, are beneficially owned by that individual. In general, financial assets in a spousal RRSP would also be included for the purposes of the $1,000,000 financial asset test in paragraph (j) because it takes into account financial assets owned beneficially by a spouse. However, financial assets in a spousal RRSP would not be included for purposes of the $5,000,000 financial asset test in paragraph (j.1). Financial assets held in a group RRSP under which the individual would not have the ability to acquire the financial assets and deal with them directly would not meet the beneficial ownership requirements in either paragraph (j) or paragraph (j.1)."

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(l)	_____	an individual who, either alone or with a spouse, has net assets of at least $5,000,000;

(m)	_____	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements;

(n)	_____	an investment fund that distributes or has distributed its securities only to:

(i) a person that is or was an accredited investor (as defined in NI 45-106) at the time of the distribution;

(ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] or 2.19 [Additional investment in investment funds] of NI 45-106; or

(iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106;

(o)	_____	an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

(p)	_____	a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

(q)	_____	a person acting on behalf of a fully managed account by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction;

(r)	_____	a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

(s)	_____	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;

(t)	_____	a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors (as defined in NI 45-106);

(u)	_____	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser;

(v)	_____	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor; or

(w)	_____	a trust established by an accredited investor for the benefit of the accredited investor's family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor's spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor's spouse or of that accredited investor's former spouse.

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For the purposes hereof:

“Canadian financial institution” means:

(i)	an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act; or

(ii)	a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

“control person” has the same meaning as in securities legislation except in Manitoba, Newfoundland and Labrador, Northwest Territories, Nova Scotia, Nunavut, Ontario, Prince Edward Island and Québec where control person means any person that holds or is one of a combination of persons that holds:

(i)	a sufficient number of any of the securities of an issuer so as to affect materially the control of the issuer; or

(ii)	more than 20% of the outstanding voting securities of an issuer except where there is evidence showing that the holding of those securities does not affect materially the control of the issuer;

“director” means a member of the board of directors of a company or an individual who performs similar functions for a company, and with respect to a person that is not a company, an individual who performs functions similar to those of a director of a company;

“eligibility adviser” means:

(i)	a person that is registered as an investment dealer and authorized to give advice with respect to the type of security being distributed; and

(ii)	in Saskatchewan or Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not:

(a)	have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders, or control persons; and

(b)	have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

“executive officer” means, for an issuer, an individual who is:

(i)	a chair, vice-chair or president;

(ii)	a vice-president in charge of a principal business unit, division or function including sales, finance or production; or

(iii)	performing a policy-making function in respect of the issuer;

“financial assets” means:

(i)	cash;

(ii)	securities; or

(iii)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

“founder” means, in respect of an issuer, a person who:

(i)	acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer; and

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(ii)	at the time of the trade is actively involved in the business of the issuer;

“foreign jurisdiction” means a country other than Canada or a political subdivision of a country other than Canada;

“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client's express consent to a transaction;

“investment fund” means a mutual fund or a non-redeemable investment fund;

“jurisdiction” means a province or territory of Canada except when used in the term foreign jurisdiction;

“local jurisdiction” means the jurisdiction in which the Canadian securities regulatory authority is situate;

“non-redeemable investment fund” has the same meaning as in National Instrument 81-106 – Investment Fund Continuous Disclosure;

“person” includes:

(i)	an individual;

(ii)	a corporation;

(iii)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not; and

(iv)	an individual or other person in that person's capacity as a trustee, executor, administrator or personal or other legal representative;

“regulator” means, for the local jurisdiction, the person referred to in Appendix D of National Instrument 14-101 Definitions opposite the name of the local jurisdiction;

“related liabilities” means:

(i)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets; or

(ii)	liabilities that are secured by financial assets;

“Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

“spouse” means, an individual who:

(i)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual;

(ii)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender; or

(iii)	in Alberta, is an individual referred to in paragraph (i) or (ii) above, or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

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EXHIBIT D

CERTIFICATE OF FOREIGN INVESTOR

(Non-U.S. and Non-Canadian Investors)

Capitalized terms not specifically defined in this Certificate have the meaning ascribed to them in the Securities Exchange Agreement to which this Certificate is attached.

To:	URANIUM ENERGY CORP.

In connection with the acquisition by the undersigned investor (the “Investor”) of Exchange Securities of Uranium Energy Corp. (the “Corporation”), the Investor on its own behalf and (if applicable) on behalf of others for whom it is acting hereunder, hereby represents, warrants, covenants and certifies to and with the Corporation and its counsel (and acknowledges that the Corporation and its counsel are relying thereon) that the undersigned (or any Beneficial Purchaser on whose behalf it is acting) is not in the United States or Canada and is not a “U.S. Person” (as defined in Regulation S promulgated under the U.S. Securities Act), is not purchasing the Common Shares for the account or benefit of a U.S. Person or a person in the United States (as defined in Regulation S) or a Canadian Person, and is otherwise subject to, the securities laws of a jurisdiction other than Canada or the United States, and:

(a)	the Investor is, and (if applicable) any other purchaser for whom it is acting hereunder, is:

(i)	a purchaser that is recognized by the securities regulators in the jurisdiction in which it is, and (if applicable) any other purchaser for whom it is acting hereunder is resident or otherwise subject to the securities laws of such jurisdiction as an exempt purchaser and is purchasing the Exchange Securities as principal for its, or (if applicable) each such other purchaser’s, own account, and not for the benefit of any other person, corporation, firm or other organization has a beneficial interest in the said securities being purchased, or purchasing the securities as agent or trustee for the principal disclosed on the cover page of this Agreement and each disclosed principal for whom the Investor is acting is purchasing as principal for its own account, and not a view to resale or distribution; or

(ii)	a purchaser which is purchasing the Exchange Securities pursuant to an exemption from any prospectus or securities registration requirements available to the Corporation, the Investor and any such other purchaser under applicable securities laws of their jurisdiction of residence or to which the Investor and any such other purchaser are otherwise subject to, and the Investor and any such other purchaser will deliver to the Corporation such particulars of the exemption and their qualification thereunder as the Corporation may reasonably request;

(b)	the purchase of the Exchange Securities by the Investor, and (if applicable) each such other purchaser, does not contravene any of the applicable securities laws in such jurisdiction and does not trigger: (i) any obligation of the Corporation to prepare and file a prospectus, an offering memorandum or similar document; or (ii) any obligations of the Corporation to make any filings with or seek any approvals of any kind from any regulatory body in such jurisdiction or any other ongoing reporting requirements with respect to such purchase or otherwise; or (iii) any registration or other obligation on the part of the Corporation;

(c)	the Investor is knowledgeable of, and has been independently advised as to, the securities laws of such jurisdiction as applicable to the Securities Exchange Agreement to which this Certificate is attached; and

(d)	the Investor, and (if applicable) any other purchaser for whom it is acting hereunder will not sell or otherwise dispose of any Exchange Securities except in accordance with applicable securities laws.

Dated March _____, 2019

Name of Investor (please print)

X
Authorized signatory

Name of authorized signatory (please print)

Official capacity of authorized signatory (please print)

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EXHIBIT E

PRIVACY LAW MATTERS

From:	Uranium Energy Corp. (the “Company”)

To:	Pacific Road Resources Reno Creek Cayco 1 Ltd., Pacific Road Resources Reno Creek Cayco 2 Ltd., Pacific Road Resources Reno Creek Cayco 3 Ltd., Pacific Road Resources Reno Creek Cayco 4 Ltd. and Reno Creek Unit Trust

The following acknowledgements and agreements are incorporated into and form part of the Securities Exchange Agreement to which this Exhibit D is annexed:

(a)	If you are, or the beneficial purchaser for whom you are contracting hereunder is, a resident of the Province of Ontario, you authorize the indirect collection of personal information (as defined in the securities laws of the Province of Ontario) by the Ontario Securities Commission and confirm that you have been notified by the Company:

(i)	that the Company will be delivering such personal information to the Ontario Securities Commission;

(ii)	that such personal information is being collected indirectly by the Ontario Securities Commission under the authority granted to it in the securities laws of the Province of Ontario;

(iii)	that such personal information is being collected for the purpose of the administration and enforcement of the securities laws of the Province of Ontario; and

(iv)	that the title, business address and business telephone number of the public official in the Province of Ontario who can answer questions about the Ontario Securities Commission’s indirect collection of personal information is as follows:

Administrative Assistant to the Director of Corporate Finance
Ontario Securities Commission
Suite 1903, Box 55, 20 Queen Street West, Toronto, Ontario, Canada, M5H 3S8
Telephone: (416) 593-8086.

(b)	If you are, or the beneficial purchaser for whom you are contracting hereunder is, a resident of the Province of Ontario, you authorize the indirect collection of personal information (as defined in the securities laws of the Province of Ontario) by the Ontario Securities Commission and confirm that you have been notified by the Company:

(i)	that the Company will be delivering such personal information to the Ontario Securities Commission;

(ii)	that such personal information is being collected indirectly by the Ontario Securities Commission under the authority granted to it in the securities laws of the Province of Ontario;

(iii)	that such personal information is being collected for the purpose of the administration and enforcement of the securities laws of the Province of Ontario; and(i)

(iv)	that the title, business address and business telephone number of the public official in the Province of Ontario who can answer questions about the Ontario Securities Commission’s indirect collection of personal information is as follows:

Administrative Assistant to the Director of Corporate Finance
Ontario Securities Commission
Suite 1903, Box 55, 20 Queen Street West
Toronto, Ontario M5H 3S8
Telephone: 416-593-8086

(c)	You, on your own behalf and, if applicable, on behalf of each beneficial purchaser for whom you are contracting hereunder, acknowledge and consent to the fact that the Company is collecting your personal information (as that term is defined under applicable privacy legislation, including, without limitation, the Personal Information Protection and Electronic Documents Act (Canada) and any other applicable similar, replacement or supplemental provincial or federal legislation or laws in effect from time to time), or that of each beneficial purchaser for whom you are contracting hereunder, for the purpose of completing this Agreement. You, on your own behalf and, if applicable, on behalf of each beneficial purchaser for whom you are contracting hereunder, acknowledge and consent to the Company retaining such personal information for as long as permitted or required by law or business practices. You, on your own behalf and, if applicable, on behalf of each beneficial purchaser for whom you are contracting hereunder, further acknowledge and consent to the fact that the Company may be required by the securities laws and the rules and policies of any stock exchange to provide regulatory authorities with any personal information provided by you in this Agreement. You represent and warrant that you have the authority to provide the consents and acknowledgements set out in this paragraph on behalf of each beneficial purchaser for whom you are contracting hereunder. In addition to the foregoing, you agree and acknowledge that the Company may use and disclose your personal information, or that of each beneficial purchaser for whom you are contracting hereunder, as follows:

(i)	for internal use with respect to managing the relationships between and contractual obligations of the Company and you or any beneficial purchaser for whom you are contracting hereunder;

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(ii)	for use and disclosure for income tax related purposes, including without limitation, where required by law, disclosure to Canada Revenue Agency;

(iii)	disclosure to stock exchanges, securities regulatory authorities and other regulatory bodies with jurisdiction with respect to listing applications, prospectus filings, reports of trade and similar regulatory filings;

(iv)	disclosure to a governmental or other authority to which the disclosure is required by court order or subpoena compelling such disclosure and where there is no reasonable alternative to such disclosure;

(v)	disclosure to professional advisers of the Company in connection with the performance of their professional services;

(vi)	disclosure to any person where such disclosure is necessary for legitimate business reasons and is made with your prior written consent;

(vii)	by including it in closing books relating to the offering contemplated hereby;

(viii)	disclosure to a court determining the rights of the parties under this Agreement; or

(ix)	for use and disclosure as otherwise required or permitted by law.

The contact information for the officer of the Company who can answer questions about the collection of information by the Company is as follows:

Name and Title:	Pat Obara, Chief Financial Officer
Issuer Name:	Uranium Energy Corp.
Address:	500 North Shoreline Boulevard, Suite 800N Corpus Christi, Texas 78401 USA
Phone No.:	(361) 888-8235
E-mail:	pobara@uraniumenergy.com

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